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                                                                    EXHIBIT 99.3


                                                               December 11, 2001


Mr. John S. Doherty, Jr.
Chief Financial Officer
Matritech, Inc.
330 Nevada Street
Newton, MA 02460

Dear John:

The purpose of this letter is to confirm the engagement Granite Financial Group, Inc. ("Granite") to act as a non-exclusive placement agent for Matritech, Inc. (together with its affiliates and subsidiaries, the "Company") in connection with a potential Transaction. For purposes hereof, a "Transaction" means private placement.

1. As compensation for Granite's services hereunder, the Company hereby agrees to pay Granite the following fee:

         b.       $23,000 upon the sale of 163,523 shares at $2.74 or above.

2. The term of Granite's engagement as placement agent to the Company shall commence on the date hereof and continue until 1 month after the date hereof, unless extended by mutual written consent or earlier terminated by either party upon 30 days' prior written notice; provided, however, that no such termination shall affect the indemnification, contribution and confidentiality obligations of the Company, the right of Granite to receive any fees payable hereunder or fees that have accrued prior to such termination.

3. The Company hereby agrees that, whether or not this agreement is terminated and/or whether or not the Transaction is consummated, prior to November 30, 2006, the Company will not enter into any agreement, transaction, or arrangement, with parties introduced by Granite, (including their agents, principals and affiliates, the accounts and funds which they manage or advise) unless such agreement, transaction or arrangement is effected through or with the prior written consent of Granite. The Company agrees that in the event the Company violates this Non-Circumvention clause Granite shall be entitled to, in addition to any other available remedies, injunctive relief to prevent such agreement, transaction, or arrangement and, in the case of such an actual closing of an agreement, transaction, or arrangement, Granite shall be entitled to, in additional to any other available remedies, compensation equal to that outlined in sections 1.a for any funds received by the Company.


                              Page 23 of 27 Pages
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4.       The Company agrees to indemnify Granite and related persons in accordance with the indemnification letter attached hereto as Schedule A, the provisions of which are incorporated herein by reference in their entirety.

5. The Company recognizes and confirms that Granite, in acting pursuant to this engagement, will be using information in reports and other information provided by others, including, without limitation, information provided by or on behalf of the Company, and that Granite does not assume responsibility for and may rely, without independent verification, on the accuracy and completeness of any such reports and information. The Company hereby warrants that any information relating to the Company that is furnished to Granite by or on behalf of the Company will be fair, accurate and complete in all material respects and will not contain any material omissions or misstatements of fact. The Company agrees that any information or advice rendered by Granite or its representatives in connection with this engagement is for the confidential use of the Company only in its evaluation of a Transaction and, except as otherwise required by law, the Company will not and will not permit any third party to disclose or otherwise refer to such advice or information in any manner without Granite's written consent.

6. This agreement (a) shall be governed and construed in accordance with the laws of the State of California regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof, (b) incorporates the entire understanding of the parties with respect to the subject matter hereof and supersedes all previous agreements should they exist with respect thereto, (c) may not be amended or modified except in a writing executed by the Company and Granite and (d) shall be binding upon and inure to the benefit of the Company, Granite, and other Indemnified Parties and their respective successors and assigns. The Company and Granite agree to waive trial by jury in any action, proceeding or counterclaim brought by or on behalf of either party with respect to any matter whatsoever relating to or arising out of any actual or proposed Transaction or the engagement of or performance by Granite hereunder. The Company acknowledges that Granite in connection with is engagement hereunder is acting as independent contractor with duties owing solely to the Company and that nothing in this agreement is intended to confer upon any other person any rights or remedies hereunder or by reason hereof.

This agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Please confirm that the foregoing is in accordance with your understanding of our agreement by signing and returning to us a copy of this letter.

Very best regards,                           Accepted and agreed to as of
                                             the date set forth above:

Granite Financial Group, Inc.                Matritech, Inc.

By: /s/ Daniel J. Schreiber                  By: /s/ John S. Doherty, Jr.
    -----------------------                      ------------------------
Name: Daniel J. Schreiber                     Name: John S. Doherty, Jr.
Title: President                              Title: Chief Financial Officer


                              Page 24 of 27 Pages
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                                   SCHEDULE A

                                 INDEMNIFICATION

Recognizing that transaction of the type contemplated in this engagement sometimes result in litigation and that Granite's role is advisory, the Company agrees to indemnify and hold harmless Granite, its affiliates and their respective officers, directors, employees, agents and controlling persons (collectively, the "Indemnified Parties"), from and against any losses, claims, damages and liabilities, joint or several, related to or arising in any manner out of any transaction, proposal or any other matter (collectively, the "Matters") contemplated by the engagement of Granite hereunder, and will promptly reimburse the Indemnified Parties for all expenses (including reasonable fees and expenses of legal counsel) as incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim related to or arising in any manner out of any Matter contemplated by the engagement of Granite hereunder, or any action or proceeding arising therefrom (collectively, "Proceedings"), whether or not such Indemnified Party is a formal party to any such Proceeding. Notwithstanding the foregoing, the Company shall not be liable in respect of any losses, claims, damages, liabilities or expenses that a court of competent jurisdiction shall have determined by final judgment resulted solely from the gross negligence or willful misconduct of an Indemnified Party. The Company further agrees that it will not, without prior written consent of Granite, settle, compromise or consent to the entry of any judgment in any pending or threatened Proceeding in respect of which indemnification may be sought hereunder (whether or not Granite or any Indemnified Party is an actual or potential party to such Proceeding), unless such settlement, compromise or consent includes an unconditional release of Granite and each other Indemnified Party hereunder from all liability arising out of such Proceeding.

If any Indemnified Party is entitled to indemnification under this Schedule A with respect to any action or proceeding brought by a third party, the Company shall be entitled to assume the defense of any such action or proceeding with counsel reasonably satisfactory to the Indemnified Party. Upon assumption by the Company of the defense of any such action or proceeding, the Indemnified Party shall have the right to participate in such action or proceeding and to retain its own counsel but the Company shall not be liable for any legal fees and expenses of other counsel or for the fees and expenses of other providers of professional services subsequently incurred by such Indemnified Party in connection with the defense thereof unless (i) the Company has agreed to pay such fees and expenses, (ii) the Company shall have failed to employ counsel reasonably satisfactory to the Indemnified Party in a timely manner, or (iii) the Indemnified Party shall have been advised by counsel that there are actual or potential conflicting interests between the Company and the Indemnified Party, including situations in which there are one or more legal defenses available to the Indemnified Person that are different from or additional to those available to the Company, provided, however, that the Company shall not, in connection with any one action or proceeding or separate but substantially similar actions or proceedings arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties, including Granite, except to the


                              Page 25 of 27 Pages
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extent that the local counsel (limited to one firm in each applicable jurisdiction), in addition to its regular counsel, is required in order to effectively defend against such action or proceeding.

The Company agrees that if any indemnification or reimbursement sought pursuant to this letter were for any reason not to be available to any Indemnified Party or insufficient to hold it harmless as and to the extent contemplated by this letter, then the Company shall contribute to the amount paid or payable by such Indemnified Party in respect to losses, claims, damages and liabilities in such proportion as is appropriate to reflect the relative benefits to the Company and its stockholders on the one hand, and Granite on the other, in connection with the Matters to which such indemnification or reimbursement relates or, if such allocation is not permitted by applicable law, not only such relative benefits but also the relative faults of such parties as well as any other equitable considerations. It is hereby agreed that the relative benefits to the Company and/or its stockholders and to Granite with respect to Granite's engagement shall be deemed to be in the same proportion as (i) the total value paid or received or to be paid or received by the Company and/or its stockholders pursuant to the Matters (whether or not consummated) for which Granite is engaged to render financial advisory services bears to (ii) the fees paid to Granite in connection with such engagement. In no event shall the Indemnified Parties contribute or otherwise be liable for an amount in excess of the aggregate amount of fees actually received by Granite pursuant to such engagement (excluding amounts received by Granite as reimbursement of expenses).

The Company further agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with Granite's engagement hereunder except for losses, claims, damages, liabilities or expenses that a court of competent jurisdiction shall have determined by final judgment resulted from the gross negligence or willful misconduct of such Indemnified Party. The indemnity, reimbursement and contribution obligations of the Company shall be in addition to any liability which the Company may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company or an Indemnified Party.

The indemnity, reimbursement and contribution provisions set forth herein shall remain operative and in full force and effect regardless of (i) any withdrawal, termination or consummation of or failure to initiate or consummate any Matter referred to herein, (ii) any investigation made by or on behalf of any party hereto or any person controlling (within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended) any party hereto, (iii) any termination or the completion or expiration of this letter of Granite's engagement and (iv) whether or not Granite shall, or shall not be called upon to, render any formal or informal advice in the course of such engagement.


                              Page 26 of 27 Pages
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Very best regards,                               Accepted and agreed to as of
                                                 the date set forth above:

Granite Financial Group, Inc.                    Matritech, Inc.


By: /s/ Daniel J. Schreiber                      By: /s/ John s. Doherty, Jr.
    -----------------------                          ------------------------
Name: Daniel J. Schreiber                        Name: John S. Doherty, Jr.
Title: President                                 Title: Chief Financial Officer


                              Page 27 of 27 Pages